Hillstream
BIOPHARMA

Targeting Ferroptosis to Iron Out Resistant Cancers

Forward-Looking Statement

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding Hillstream BioPharma, Inc.'s (the "Company" or "Hillstream") strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "depends," "estimate," "expect," "intend," "may," "ongoing," "plan," "potential," "predict," "project," "target," "should," "will," "would," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation.

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The Company has filed with the SEC a registration statement (File No. 333-259821) including a preliminary prospectus for the offering to which this presentation relates, but such registration statement has not been declared effective. Before you invest, you should read the preliminary prospectus in that registration statement, including the "Risk Factors" set forth therein, and the documents filed as exhibits to the registration statement for more complete information about the Company and the offering.

R & D Day Agenda

• Introduction: CEO	Randy Milby
• R & D Day Kickoff	Donald Kufe, MD
• Ferroptosis	Scott Dixon, PhD
• Platform Technology	Surender Kharbanda, PhD
• Future Directions	Donald Kufe, MD
• Q & A	

Hillstream BioPharma Overview

A Targeted Oncology Biotech Company

Ferroptosis
Emerging New Anti-cancer Mechanism of Action

HSB-1216: Positive Clinical Pilot Study
Lead Drug with Clinical Pilot Study 71% response rate*
Orphan Drug Designation granted

Quatramer Tumor Targeting Platform
Delivers small molecule, antibodies, DNA/mRNA

Multiple Inflection Points Ahead
Over the next 12-18 months

Experienced Team with Successful Record
Track Record of Successful Value Creation & Innovation

*Using the active chemical moiety of HSB-1216

Donald Kufe, M.D. – Chair of Hillstream Scientific Advisory Board

- Professor of Medicine at Harvard Medical School,
- Distinguished Physician at the Dana-Farber Cancer Institute,
- Co-Leader of the Developmental Therapeutics Program in the Dana-Farber/Harvard Cancer Center (DF/HCC) and
- Co-PI of the Harvard/National Cancer Institute ETCTN UM1 Early Phase Trials Agreement.
- Member of the NCI Investigational Drug Steering Committee (IDSC) and the
- Cancer Moonshot Initiative, NCI, Immuno-Oncology Translational Network (IOTN) Steering Committee



DANA-FARBER CANCER INSTITUTE

HARVARD MEDICAL SCHOOL

Hallmarks of Cancer Over the Past Two Decades

2000 → **2011** → **2022**


Self-sufficiency in growth signals
Evading apoptosis
Insensitivity to anti-growth signals
Sustained angiogenesis
Tissue invasion & metastasis
Limitless replicative potential


Emerging Hallmarks
Deregulating cellular energetics
Avoiding immune destruction
Genome instability and mutation
Tumor-promoting Inflammation
Enabling Characteristics


Emerging hallmarks & enabling characteristics
Unlocking phenotypic plasticity
Nonmutational epigenetic reprogramming
Senescent cells
Polymorphic microbiomes

2000 - Hanahan, D. and Weinberg, R.A., 2000. The hallmarks of cancer. cell, 100(1), pp.57-70.
2011 - Hanahan, D. and Weinberg, R.A., 2011. Hallmarks of cancer: the next generation. cell, 144(5), pp.646-674.
2022 - Hanahan, D., 2022. Hallmarks of Cancer: New Dimensions. Cancer Discovery, 12(1), pp.31-46.

Hillstream Scientific Advisory Board Members

Donald Kufe, M.D.	• Distinguished Physician, Dana Farber Cancer Institute • Professor of Medicine, Harvard Medical School. Leader of DF/HCC Development Therapeutics. • Member of NCI Investigational Drug Steering Committee • NCI Moonshot Immuno-oncology Translational Network
Kwok-Kin Wong, M.D., Ph.D.	• Prof., Oncology, Dept. of Medicine • Director, Division of Hematology and Medical Oncology
Joseph Paul Eder, M.D.	• Prof. of Medicine, Yale Cancer Center • Dev. Therapeutics – Ph. 1 program
Harpal Singh, Ph.D.	• Professor of Biomedical Engineering, IIT-Delhi • Published >150 publications and numerous patents
Jonathan Rayner, Ph.D.	• Associate Professor, Microbiology and Immunology, • Dir., Laboratory of Infectious Diseases

Paul Richardson, M.D.	• Director of Clinical Research, Jerome Lipper Multiple Myeloma Center at Dana Farber • Prof. of Med., Harvard Med. School
Surender Kharbanda, Ph.D.	• 30+ years of drug discovery & development experience • Head of discovery at ILEX (acq. By Genzyme) • CSO, Genus Oncology
Richard Stone, M.D.	• Prof. of Medicine at Harvard Medical School • Chief of Staff & Dir. of Translational Research in the Leukemia Division
David Weaver, Ph.D.	• CSO, FemtoDX • Head, Translational Medicine, Biomarkers at Verastem (Nasdaq: VSTM); On-Q-ity, DNAR, DIAMED
Scott Dixon, Ph.D.	• Associate Professor, Biology, Stanford University • Faculty Fellow of Stanford's ChEM-H initiative • Member, Stanford Cancer Institute

Scott Dixon, Ph.D. – Hillstream Scientific Advisory Board

- **Associate Professor, Biology, Stanford University**
- **Faculty Fellow of Stanford's ChEM-H initiative**
- **Member, Stanford Cancer Institute**



STANFORD UNIVERSITY

Focus:

Interested in the relationship between cell death and metabolism. Investigating how perturbation of intracellular metabolic networks can result in novel forms of cell death, such as ferroptosis. We are interested in applying this knowledge to find new ways to treat diseases characterized by insufficient (e.g. cancer) or excessive (e.g. neurodegeneration) cell death.

Ferroptosis: History, Molecular Mechanisms & Current State-of-the-Art

Cancer Cells Can Die in Regulated Ways



Apoptosis
1972
Necroptosis
2005
Pyroptosis
2006
Ferroptosis
2012
Non-apoptotic
mechanisms

Ferroptosis is Important In Vivo

Tumor suppression

Anti-tumor immune responses

Cancer therapeutic responses

Cancer persister cells – Hangauer et al., 2017

Ferroptosis is a Novel Form of Cell Death

Characteristic	Erastin	RSL3

Dixon *et al.*, (2012) *Cell*

Ferroptosis is a Novel Form of Cell Death

Characteristic	Erastin	RSL3
DNA fragmentation?	No	No
Inhibition by zVAD.fmk?	No	No
PARP cleavage?	No	No
Autophagosome formation?	No	ND
Inhibition by 3-MA, Clq	No	ND
ATP depletion?	No	No
Inhibition by Nec-1, Csp A?	No	No

Features of known cell death mechanisms are not involved in ferroptosis

Dixon *et al.*, (2012) *Cell*

Ferroptosis is a Novel Form of Cell Death

Characteristic	Erastin	RSL3
DNA fragmentation?	No	No
Inhibition by zVAD.fmk?	No	No
PARP cleavage?	No	No
Autophagosome formation?	No	ND
Inhibition by 3-MA, Clq	No	ND
ATP depletion?	No	No
Inhibition by Nec-1, Csp A?	No	No
Inhibition by iron chelators	Yes	Yes
Inhibition by antioxidants	Yes	Yes

$Fe^{2+} + O_2 \rightarrow$ Reactive Oxygen Species

Dixon *et al.*, (2012) *Cell*

Ferroptosis is an Oxidative Lethal Mechanism


ECM detachment or low density of cells
Cystine deprivation
Exosome
Ferritin
Glutamate
Cystine
Cystine deprivation
Siramesine +lapatinib
FPN1
TFRC
α6β4
Erastin
SLC7A11
SLC3A2
PVRL4
SAS, Sorafenib
MTDH
ATGL
Lipid droplet
Nec-1
RIPK1
GCN2
RIPK3
eIF2α
MLKL
ATF4
CHAC1
Fatty acid
β-oxidation
Glutamate
MTDH
PUFA
PUFA-CoA
PUFA-PL
Multivesicular Body
SAS
Endosome
Ferritin
Prominin2
Ferritin
Glutamate
Cystine
Cysteine
Glycine
GCL
NAD(P)H
GSS
GR
NAD(P)+
GSH
GSSG
GPX4
Necrox-5
Mitochondrial ROS production
NAC, Trolox
ROS
GSH
LOXs
GPX4
Src
STAT3
ACSL4
ubiquinone
ubiquinol
FSP1
NAD(P)H
NAD(P)+
Lipid ROS
Ferroptosis
Liproxstatin-1
GCH1/BH4
ECM detachment or low density of cells
(1S, 3R)RSL3
ML162
ML210
Upregulation or activation
Downregulation or inhibition

Li et al., 2020, *Biomarker research*

Ferroptosis is an Oxidative Lethal Mechanism


Redox active metabolites (e.g., GSH)
Enzymes
O_2
Fe^{2+}
Phospholipid oxidation

Ferroptosis is an Oxidative Lethal Mechanism

Redox ~~active metabolites (e.g.~~, GSH)

Enzymes ✗

O_2 →

Fe^{2+} →

Phospholipid oxidation

↓

Membrane permeabilization & cell death

Ferroptosis is an Oxidative Lethal Mechanism

No drugs targeting these process!

Redox ~~active metabolites (e.g.,~~ GSH)

Enzymes X

O_2 →
Fe^{2+} →
Phospholipid oxidation

↓

Membrane permeabilization & cell death

Ferroptosis Sensitivity is Modulated by Changes in the Abundance of Key Regulators


Redox active metabolites (e.g., GSH)
Enzymes
O_2
Fe^{2+}
Phospholipid oxidation

Potentially druggable

Tumor Cells Have Altered Iron Metabolism



"M1"type macrophage
Hemolysis;
Iron nanoparticles
Hepcidin
FPN
"M2"type macrophage
Diferric transferrin
Lipocalin 2
Tumor cell killing
Lipocalin 2
Heme iron
Hyaluronates
CD44
DMT1
TFR1
LCN2R
FLVCR2/HRG1
Ferroptosis
TFR1
Endosome
HO-1
DMT1
PUFA
containing
phospholipids
GPX4
Iron-containing proteins:
DNA synthesis
DNA repair
Energy generation
Etc.
Ferroptosis
Inducers
Oxidized
phospholipids
PCBP1
LOX15
Labile Iron pool
SLC7A11
PCBP1
PROM2
PROM2
Ferritin
NCOA4
Ferritin
Ferritin
Ferritin
Lysosome
MVB
Exosome
IFNγ
FPN
IL6
Hepcidin
Tumor-associated
fibroblast
CD8+ T cell
Collagen
crosslinking,
Matrix
stiffness
LH2
PD-L1 checkpoint
inhibitor

Torti & Torti (2020) *Cancer Res*

Ferroptosis Sensitivity is Modulated by Changes in the Abundance of Key Regulators


Redox active metabolites (e.g., GSH)
Enzymes
O_2
Fe^{2+}
Phospholipid oxidation

Potentially druggable

Iron modulation a novel and under-exploited strategy to target cancer

Surender Kharbanda, Ph.D. – Hillstream Chief Founding Scientist

Surender Kharbanda, Ph.D. – Hillstream Chief Founding Scientist

- Dr. Kharbanda is a co-author on more than 180 papers published in peer-reviewed scientific journals and holds > 20 patents and patent applications in the area of oncology drug discovery.
- In 2000, he joined Ilex Oncology Inc., as Vice-President & head of R&D, where his responsibilities included development of novel drugs for cancer.
- Dr. Kharbanda was a member of the team which successfully advanced three oncology drug candidates to human clinical trials. Following the acquisition of Ilex Oncology by Genzyme Corporation,
- He joined the Dana-Farber Cancer Institute, Harvard Medical School in 1986 as a Research Fellow and undertook extensive research work in the area of oncology drug discovery and development.
- In 1991, he was promoted to Assistant Professor at Harvard Medical School where he worked as a faculty member for 15 years.
- Dr. Kharbanda received his Ph.D. in cell biology in 1986 from the All India Institute of Medical Sciences (AIIMS), New Delhi.



DANA-FARBER CANCER INSTITUTE

HARVARD MEDICAL SCHOOL

Using Ferroptosis, HSB-1216 Targets Drug-Resistant Cancer Cells



Iron is Dysregulated in Tumor Cells
Significantly increased LIP in tumor cells w/ metastaic potential & stemness
HSB-1216 Decreases LIP in All Tumor Cells
Fe utilization
Metastatic potential
Chemo sensitive tumor cells
Tumor mass
Chemo resistant tumor cell
Plasticity
Stemness potential
Fe storage
Metastatic potential
Increased
Labile Iron Pool (LIP)
Significantly Increased
Labile Iron Pool (LIP)
HSB-1216



Extracellular
CD44
Cytoplasm
Fe2+
Lysosomal Iron Sequestration
HSB-1216
Labile Iron Pool (LIP)
Mitochondrial respiration
Ferroptosis / IMCD
Reactive Oxygen Species (ROS)
Nucleus

By Inducing Ferroptosis, HSB-1216 Targets Chemo-resistant Tumors with *significantly* increased LIP

HSB-1216 kills chemo-resistant tumors in pre-clinical models*

Small Cell Lung Cancer Model

Drug-Resistant Small Cell Lung Cancer Model



Small Cell Lung Cancer Mouse Model


Control
HSB-1216 Once Weekly IP
Doses Once weekly 5 mg/kg IP
Tumor Volume (mm3)
2000
1500
1000
500
0
1
4
8
11
15
18
21
25
29
32
Days

HSB-1216 once weekly shows potent single agent activity

*NCI-H69 SCLC Xenograft Nude Mouse Model
AACR; Cancer Res 2020;80(16 Suppl):Abstract # 491

HSB-1216 Inhibits mammosphere growth in Pre-clinical models

Triple Negative Breast Cancer Model

PBS *Active agent* *HSB-1216* *Paclitaxel*



CD44+ve/CD24-ve/low-enriched BCSCs isolated from a TNBC patient tumor biopsy and grown as 3D-mammospheres. Treated with HSB-1216 and as control with paclitaxel

HSB-1216 significantly inhibits the growth of mammospheres

HSB-1216 inhibits proliferation of diverse AML cell lines

Acute Myelogeneous Leukemia Model



AML cell lines/HSB-1216
IC50 (uM)
2
1.5
1
0.5
0
HL-60
Kasumi
SKNO-1
U-937
MOLM-14
Mv4-11
KG-1
NB4
THP-1
AML Cell Lines

HSB-1216 significantly induced AML cell death

HSB-1216 and doxorubicin synergistically kills TNBC cells by dual drug loaded Quatramers

TNBC cell model in vitro


HSB-1216
Quatramer-Dox
Quatramer 1216-Dox 1:1
Quatramer 1216-Dox 3:1
Quatramer 1216-Dox 1:3
% Survival
100
50
0
0.001
0.01
0.1
1
10
100
Drug Conc µM

EAC syngeneic mouse tumor model


Empty NPs
Low dose 3 mg/kg HSB-1216
DOX NPs
SAL/DOX (1:3) NPs
Tumor volume (mm³)
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
0
10
20
30
40
50
Days

HSB-1216 shows synergistic anti-tumor activity with doxorubicin

Hillstream BIOPHARMA

HSB-1216 and Pirarubicin (HSB-888) synergistically kill TNBC cells in Dual Drug-loaded Quatramers

TNBC cell model in vitro


HSB-1216
Quatramer 1216-PIRA 1:3
Quatramer 1216-PIRA 1:1
Quatramer 1216-PIRA 3:1 [HSB-888]
Quatramer-PIRA
% Survival
100
50
0
0.001
0.01
0.1
1
10
100
Drug Conc µM

Formulation	IC50(µM)	Reduction in IC50 of PIRA
SAL Quatramers	3.527	--
PIRA Quatramers	0.228	--
PIRA:SAL 3:1 Quatramers	0.148	~ 1.5
PIRA:SAL 1:3 Quatramers	0.025	~ 9
PIRA:SAL 1:1 Quatramers	0.095	~ 2.4

HSB-888 shows substantial anti-cancer activity in vitro

Hillstream BIOPHARMA

HSB-1216 ↓ Chemo-Resistant Tumors in pre-clinical models*

Drug-Resistant Small Cell Lung Cancer Model



Small Cell Lung Cancer Mouse Model



Control
HSB-1216 Once Weekly IP
Doses Once weekly 5 mg/kg IP
Tumor Volume (mm³)
2000
1500
1000
500
0
1
4
8
11
15
18
21
25
29
32
Days

HSB-1216 once weekly shows potent single agent activity

*NCI-H69 SCLC Xenograft Nude Mouse Model
AACR; Cancer Res 2020;80(16 Suppl):Abstract # 491

Single Agent Activity with HSB-1216* in Clinical Pilot Study

Triple Negative Breast Cancer (TNBC)


4 cm


4 cm

- **Marked regression of tumor mass**
- **Tumor markers ↓ in serum: (i) CA15-3 (-50%), (ii) CEA (-70%)**

- ***71% response rate* in solid tumors patients*** *(5 pts. with partial response)*
- First-in-man pilot clinical trial in Germany (7 pts.) with metastatic
  - Breast
  - Ovarian
  - Head and neck cancers

  Tumor and metastatic regression were observed clinically
- 5/7 cases showed cancer regression of heavily pre-treated and therapy-resistant tumor types

*Using the active chemical moiety of HSB-1216

Pipeline Drugs with Novel MoA & Focused on Unmet Medical Needs

	Candidate	Mechanism	Indication	Pre-clinical	IND Enabling	Phase 1	Phase 2
	**HSB-1216**[1]	Ferroptosis / Iron Mediated Cell Death (IMCD) *Orphan Drug Designation (ODD)*	Solid tumors	Clinical Pilot Study			
	**HSB-888**[2]	Synthetic Lethality HSB-1216 & novel anthracycline *Orphan Drug Designation (ODD)*	Sarcomas				
	**HSB-510**[3] *(NCATS-NIH CRADA)*	Targets PI3K-delta & HDAC6 (inhibits *c-myc*)	Solid tumors & Lymphomas				
	**HSB-114**[4]	TNF-alpha DNA	Metastatic Soft Tissue Sarcoma				

[1]Clinical Pilot Study conducted in Germany
[2]Approved without Quatramer technology ex-US
[3]NCATS: National Center for Advancing Translational Sciences; CRADA: Cooperative Research and Development Agreement
[4]TNF-alpha sequence used in TNFerade (Genvec/Precigen)

Hillstream BIOPHARMA

Donald Kufe, M.D. – Chair of Hillstream Scientific Advisory Board

QUATRAMER Tumor-Targeting Platform: Small Mol. to Biologics

Small Molecules

Ferroptosis inducers such as HSB-1216, HSB-510 (PI-3K (delta)/HDAC6), Degradation inhibitors, BCL-2 inhibitors

Multiple Payloads

DNA, mRNA, small molecules, proteins and antibodies possible

mRNA / DNA

TNF-alpha, IL-2, IL-15, IL-12


PAYLOAD

Peptides & Proteins

Large peptides BCL-2, MCL-1 and MUC1-C and several large proteins such as scFv's

ADNCs (antibody-drug *nano-conjugate*)

Systems can deliver greater toxin (DAR* >100) to tumors vs. ADCs

Hillstream BIOPHARMA

Thank You
Q&A